EXHIBIT 99.1


                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                   FILED 06:00 PM  05/17/2000
                                                           00125290 - 2857263

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              PAWNBROKER.COM, INC.



     Pursuant to Section 242 of the Delaware Corporation Law, PAWNBROKER.COM, INC., a Delaware corporation (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation duly adopted resolutions on December 21, 1999, setting forth proposed amendments to the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and recommending approval of such amendment by the shareholders of the Corporation. The resolution setting forth the proposed amendments is as follows:

     RESOLVED that, upon shareholder approval, the Certificate of Incorporation of the Corporation be amended to increase the Corporation's authorized capital stock to one-hundred fifty million shares of stock, which shall be divided into one hundred million shares of common stock with a par value of $0.0001 and fifty million shares of blank check preferred stock with a par value of $0.0001 by amending the FOURTH paragraph as follows:

                             FOURTH. CAPITAL STOCK.

               (a) Authorized Capital Stock. The total number of shares of capital stock which the Corporation is authorized to issue shall be one-hundred fifty million (150,000,000) shares, consisting of one hundred million shares (100,000,000) of common stock, par value $0.0001 per share ("Common Stock"), and fifty million (50,000,000) shares of preferred stock, par value $0.0001 per share ("Preferred Stock").

               (b) Common Stock. All shares of Common Stock shall be voting shares and shall be entitled to one vote per share. Holders of Common Stock shall not be entitled to cumulate their votes in the election of directors and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation. Subject to any preferential rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive their pro rata shares, based upon the number of shares of Common Stock held by them, of such dividends or other distributions as may be declared by the board of directors from time to time and of any distribution of the assets of the Corporation upon its liquidation, dissolution or winding up, whether voluntary or involuntary.

               (c) Preferred Stock. The board of directors of the Corporation is hereby authorized to provide, by resolution or resolutions adopted by such board, for the issuance of Preferred Stock from time to time in one or more classes and/or series, to establish the number of shares of each such class or series, and to fix the powers, designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of the shares of each such class or series, all to the full extent permitted by the Delaware General Corporation Law, Sections 102(a)(4) and 151, or any successor provisions. Without limiting the generality of the foregoing, the board of directors is authorized to provide that shares of a class or series of Preferred Stock:

                    (1) are  entitled to  cumulative,  partially  cumulative  or noncumulative dividends or other distributions in payable in cash, capital stock or indebtedness of the Corporation or other property, at such times and in such amounts as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

                    (2) are entitled to a preference  with respect to payment of dividends over one or more other classes and/or series of capital stock of the Corporation;

                    (3) are entitled to a preference with respect to any distribution of assets of the Corporation upon its liquidation, dissolution or winding up over one or more other classes and/or series of capital stock of the Corporation in such amount as is set forth in the board resolutions establishing such class or series or as is determined in a manner specified in such resolutions;

                    (4) are  redeemable  or  exchangeable  at the  option of the
               Corporation and/or on a mandatory basis for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

                    (5) are entitled to the benefits of such  sinking  fund,  if any, as is required to be established by the Corporation for the redemption and/or purchase of such shares by the board resolutions establishing such class or series;

                    (6) are  convertible  at the option of the  holders  thereof into shares of any other class or series of capital stock of the Corporation, at such times or upon the occurrence of such events, and upon such terms, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

                    (7) are  exchangeable  at the option of the holders  thereof for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

                    (8) are  entitled  to such  voting  rights,  if any,  as are specified in the board resolutions establishing such class or series (including, without limiting the generality of the foregoing, the right to elect one or more directors voting alone as a single class or series or together with one or more other classes and/or series of Preferred Stock, if so specified by such board resolutions) at all times or upon the occurrence of specified events; and

                    (9) are subject to restrictions on the issuance of additional shares of Preferred Stock of such class or series or of any other class or series, or on the reissuance of shares of Preferred Stock of such class or series or of any other class or series, or on increases or decreases in the number of authorized shares of Preferred Stock of such class or series or of any other class or series.

          Without limiting the generality of the foregoing authorizations, any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of a class or series of Preferred Stock may be made dependent upon facts ascertainable outside the board resolutions establishing such class or series, all to the full extent permitted the Delaware General Corporation Law. Unless otherwise specified in the board resolutions establishing a class or series of Preferred Stock, holders of a class or series of Preferred Stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held on May 3, 2000, upon notice in accordance with Section 222 of the Delaware General Corporation Law at which meeting the necessary number of shares as required by statue were voted in favor of the amendment.

     THIRD: Said resolution was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     FOURTH: The capital of the Corporation will not be reduced by reason of such amendment.

     DATED this 16 day of May, 2000.

                                      By:  /s/ Joseph Schlader
                                           -------------------------------------
                                           Joseph Schlader

                                      Title:  President and Director




State of Nevada                       )
                                      ) ss.
County of Washoe                      )


     On 5-16-2000, personally appeared before me, a Notary Public, Joseph Schlader, President of the Corporation, who acknowledged that he executed the above instrument.

                                      /s/ Ernie Powers
                                      ----------------------------------------

   Signature of Notary

                                      SEAL
                                      Ernie Powers
                                      Notary Public - State of Nevada
                                      Appointment Recorded in Washoe County
                                      No: 92-1447-2 Expires Sept. 23, 2000